EXHIBIT 99.1
                                                                    ------------


                             JOINT FILER INFORMATION
                             -----------------------

Name: City of London Investment Management Company Limited


Address: 10 Eastcheap
         London EC3M ILX, England


Designated Filer: City of London Investment Group PLC


Issuer and Ticker Symbol: Korea Fund, Inc. ("KF")


Date of Event Requiring Statement: November 30, 2006


Signature:                 City of London Investment Management Company Limited


                           By: /S/ Barry M. Olliff
                               -------------------------
                               Name: Barry M. Olliff, Chief Investment Officer


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                             JOINT FILER INFORMATION
                             -----------------------

Name: City of London Investment Management Company Limited


Address: 10 Eastcheap
         London EC3M ILX, England


Designated Filer: Investable Emerging Market Country Fund


Issuer and Ticker Symbol: Korea Fund, Inc. ("KF")


Date of Event Requiring Statement: November 30, 2006


Signature:                 City of London Investment Management Company Limited


                           By: /S/ Barry M. Olliff
                               -------------------------
                               Name: Barry M. Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------

Name: City of London Investment Management Company Limited


Address: 10 Eastcheap
         London EC3M ILX, England


Designated Filer: Emerging Markets Country Fund


Issuer and Ticker Symbol: Korea Fund, Inc. ("KF")


Date of Event Requiring Statement: November 30, 2006


Signature:                 City of London Investment Management Company Limited


                           By: /S/ Barry M. Olliff
                               -------------------------
                               Name: Barry M. Olliff, Chief Investment Officer